UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K/A
(Amendment No.1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)	January 15, 2014

CORNING INCORPORATED
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-3247 (Commission File Number)	16-0393470 (I.R.S. Employer Identification No.)

One Riverfront Plaza, Corning, New York (Address of principal executive offices)	14831 (Zip Code)

(607) 974-9000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On January 15, 2014, Corning Incorporated (“Corning” or the “Company”) filed a Current Report on Form 8-K to report the completion of its acquisition of the common shares of Samsung Corning Precision Materials Co., Ltd., previously held by Samsung Display Co., Ltd.  In that filing, Corning indicated that it would amend the Form 8-K at a later date to include the financial information required by Item 9.01.  This amendment to the January 15, 2014 Current Report on Form 8-K is being filed to provide such financial information.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The required audited financial statements of Samsung Corning Precision Materials Co., Ltd. at December 31, 2013 and 2012, and for the years ended December 31, 2013, 2012 and 2011 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(b)	Pro forma financial information.

The following unaudited pro forma combined consolidated financial information of Corning, giving effect to the acquisition of Samsung Corning Precision Materials Co., Ltd., is attached hereto as Exhibit 99.3 hereto and is incorporated herein by reference:

•	Unaudited Pro Forma Combined Consolidated Balance Sheet as of December 31, 2013; and
•	Unaudited Pro Forma Combined Consolidated Statement of Income for the year ended December 31, 2013.

(d)           Exhibits

1.1
Framework Agreement, dated as of October 22, 2013 by and among Corning Incorporated, Corning Hungary Data Services Limited Liability Company, Corning Holding Japan G.K., Corning Luxembourg S.à.r.l., Samsung Display Co., Ltd. and, following the execution of joinder agreements, Samsung Corning Precision Materials Co., Ltd. and Samsung Corning Advanced Glass LLC (incorporated by reference to Corning Incorporated’s Current Report on Form 8-K dated October 25, 2013).

99.1	Press Release, dated January 15, 2014 (incorporated by reference to Corning Incorporated’s Current Report on Form 8-K dated January 15, 2014).
99.2
Samsung Corning Precision Materials Co., Ltd. audited financial statements at December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011 (incorporated by reference to Corning Incorporated’s annual report on Form 10-K filed February 10, 2014, as amended by Amendment No. 1 to the annual report on Form 10-K/A filed on March 21, 2014.)

99.3	Unaudited Pro Forma Combined Consolidated Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNING INCORPORATED
Registrant

Date: April 3, 2014	By	/s/ R. TONY TRIPENY
R. Tony Tripeny
Senior Vice President and Corporate Controller

EXHIBIT INDEX

99.3	Unaudited Pro Forma Combined Consolidated Financial Information